UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 14, 2006

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On November 2, 2006, Forest Oil Corporation (“Forest”) announced that it had formed a new subsidiary, Forest Alaska Operating LLC (“Forest Alaska”) and had transferred the majority of its Alaska business unit assets to Forest Alaska, and that Forest Alaska intends to attempt to obtain $375 million of term loan financing to fund a $350 million distribution to Forest and provide working capital for Forest Alaska’s operations.  The credit facilities will be secured by Forest Alaska’s assets and will be non-recourse to Forest.

Beginning on November 15, 2006, Forest intends to start meeting with potential lenders regarding the new credit facilities.   The following information is included in the materials to be provided to the potential lenders and is summary information that is intended to be considered in the context of Forest’s SEC filings and other public announcements that Forest may make, by press release or otherwise, from time to time.

Forest Alaska Reserves Summary

DeGolyer & MacNaughton (“D&M”), Forest’s independent reserve engineers, prepared an independent evaluation of the Alaska properties and provided Forest with a proved and probable reserve report as of June 30, 2006.

A more thorough description of the differentiation between the level of involvement of third party reservoir engineers can be found below:

Review:  An independent engineering firm analyzes the processes and procedures that a company uses in estimating reserves to test their compliance with relevant standards.  This is the least rigorous independent method.

Audit:  An independent engineering firm performs a detailed estimate of a portion of a company’s reserves.  Typically, those reserves that comprise 80% of the value of the company’s reserves.  The independent engineering firm then compares its estimates, in the aggregate, to those prepared by the company.  If the company’s estimate falls within the independent engineering firm’s level of tolerance, then the company’s estimate will be presented as having been made in compliance with relevant standards.  The level of tolerance is typically ±10%.

Prepared:  An independent engineering firm performs a detailed estimate of a company’s reserves and prepares a reserve report containing its own estimates rather than those of the company.  This is the most rigorous independent method and is the method that has been employed by Forest Alaska for its proved and probable reserves.

Forest Alaska Reserves by Field:*

	Proved Reserves*				Proved and Probable Reserves*
	Oil	Gas	Total	PV-10%	Oil	Gas	Total
Field Name	(MBbls)	(MMcf)	(MBOE)	(1)(2)	(MBbls)	(MMcf)	(MBOE)	PV-10%(1)
			($ in thousands)					($ in thousands)
McArthur River	18,553	—	18,553	$339,985	29,606	—	29,606	$575,604
Redoubt Shoal	6,636	1,626	6,907	129,859	6,636	1,626	6,907	129,859
West McArthur River	1,625	501	1,708	56,520	4,518	549	4,610	127,669
West Foreland	—	9,540	1,590	34,552	—	9,540	1,590	34,552
Trading Bay	1,955	1,077	2,135	33,360	10,225	1,147	10,416	163,785
Three Mile Creek	—	5,575	929	14,962	—	6,600	1,100	17,456
Sabre	570	—	570	12,418	1,897	21,308	5,448	67,561
Cosmopolitan(3)	56	—	56	1,830	24,073	—	24,073	259,373
Kustatan	—	85	14	209	—	85	14	209
Total	29,395	18,404	32,462	$623,697	76,954	40,855	83,763	$1,376,068

*                    Estimated proved and probable reserves were prepared by D&M as of June 30, 2006.

(1)             Based on NYMEX strip as of November 6, 2006.

(2)             Present value or PV-10%—When used with respect to oil and gas reserves, means the estimated future gross revenue to be generated from the production of net proved reserves, net of estimated production and future development and abandonment costs, using prices and costs in effect at the determination date, without giving effect to non-property related expenses such as general and administrative expenses, debt service, accretion, and future income tax expense or to depreciation, depletion, and amortization, discounted using monthly end-of-period discounting at a nominal discount rate of 10% per annum.

PV-10% is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. The table below provides a reconciliation of PV-10% to the standardized measure of discounted future net cash flows.

(In thousands)
PV-10%	$623,697
Future income taxes, discounted at 10%	159,142
Standardized measure of discounted future net cash flows	$464,555

(3)             All reserves associated with the Cosmopolitan Field are subject to a pending decision by Forest Alaska whether to participate in a sidetrack well proposed by the third-party operator.  If it determines not to participate in this well, Forest Alaska will likely forfeit its interest in the Cosmopolitan reserves.

Forest Alaska Property Overview

Forest Alaska operates or has working interests in six offshore fields in the Cook Inlet as follows:

Field Name	Net Proved Reserves * (MMBOE)	Net Production (BOE / d)(1)	Approximate PV-10% ($ in millions)(2)
McArthur River	18.6	2,832	$340.0
Redoubt Shoal	6.9	698	129.9
West McArthur River	1.7	970	56.5
Trading Bay	2.1	445	33.4
Sabre	0.6	NA	12.4
Cosmopolitan(3)	0.1	NA	1.8
Offshore Total	30.0	4,945	$574.0

*                    Estimated proved reserve amounts are based on the report prepared by D&M as of June 30, 2006.

(1)             2006 year-to-date average as of September 30, 2006.

(2)             Based on NYMEX strip as of November 6, 2006.

(3)             All reserves associated with the Cosmopolitan Field are subject to a pending decision by Forest Alaska whether to participate in a sidetrack well proposed by the third-party operator.  If it determines not to participate in this well, Forest Alaska will likely forfeit its interest in the Cosmopolitan reserves.

Forest Alaska operates or has working interest in the following onshore fields in the Cook Inlet as follows:

Field Name	Net Proved Reserves * (MMBOE)	Net Production (BOE / d)(1)	Approximate PV-10% ($ in millions)(2)
West Foreland	1.6	1,393	$34.6
Three Mile Creek	0.9	73	15.0
Kustatan	0.0	106	0.2
Onshore Total	2.5	1,572	$49.7

*                    Estimated proved reserve amounts are based on the report prepared by D&M as of June 30, 2006.

(1)             2006 year-to-date average as of September 30, 2006.

(2)             Based on NYMEX strip as of November 6, 2006.

Forest Alaska Summary Credit Statistics

The following table summarizes Forest Alaska’s pro forma capitalization assuming completion of the proposed term loan financings.  Upon closing the proposed term loan financings, Forest Alaska will have approximately $18 million of liquidity.

	Pro Forma
	As of	%
	12/08/06(5)	of Total
	($ in millions, except per unit amounts)
Cash	$18.0

Senior Secured First Lien Term Loan Facility	$225.0	60.9%
Senior Secured Second Lien Term Loan Facility	150.0	40.6%
Total Debt	375.0	101.5%
Members' Equity	(5.5)	(1.5%)
Total Capitalization	$369.5	100.0%

LTM Revenue in Excess of Direct Operating Expenses*/**	$69.7
2006E Revenue in Excess of Direct Operating Expenses (1)**	81.2
2006E Interest Expense (2)	38.0

Estimated Proved Reserves (MMBOE) (3)	32.5
% Proved Developed	55%
% Oil	91%
Estimated Proved and Probable Reserves (MMBOE) (3)	83.8

Proved PV-10% (3)(4)	$623.7
Proved and Probable PV-10% (3)(4)	1,376.1

Selected Credit Statistics	1st Lien	Total Debt
LTM EBITDA / Interest Expense	3.4x	1.8x
2006E EBITDA / Interest Expense	4.0x	2.1x

Total Debt / LTM EBITDA	3.2x	5.4x
Total Debt / 2006E EBITDA	2.8x	4.6x

Total Debt / Proved Reserves ($/ Boe)	$6.93	$11.55
Total Debt / Proved and Probable Reserves ($/ Boe)	2.69	4.48
Proved PV-10% / Total Debt	2.8x	1.7x
Proved and Probable PV-10% / Total Debt	6.1x	3.7x

*                    LTM refers to last 12 months as of September 30, 2006.

**             Revenue in Excess of Direct Operating Expenses is calculated in the manner shown in the table below, under the caption “Forest Alaska Historical Financial Information—Statement of Revenue and Direct Operating Expenses—Revenue in Excess of Direct Operating Expenses.” These measures should not be considered as alternatives to net earnings as reported under GAAP.

(1)             Actual for nine months ended September 30, 2006; remaining three months based on NYMEX strip as of November 6, 2006.

(2)             Annualized; Assuming Libor+3.75% for first lien facility and Libor+6.25% for second lien facility.

(3)             Per June 30, 2006 reserve report prepared by D&M.

(4)             Based on NYMEX strip as of November 6, 2006.

(5)             Pro forma amounts as of December 8, 2006, except for reserves, which are as of June 30, 2006.

Forest Alaska’s Hedging Program through 2009

                In November 2006, Forest Alaska entered into swap agreements for the next three years. As of November 14, 2006, Forest Alaska had entered into swaps through December 2009, covering 75% of anticipated production from proved, developed, producing oil and gas properties reserves (based on the D&M reserve report) for each month during which such swap agreement is in effect, as follows:

	Required Hedged	Hedged
Time Period	Volumes (Bbls/d)	Price ($/Bbl)

Fiscal 2007	3,500	$66.89
Fiscal 2008	3,500	66.89
Fiscal 2009	3,000	67.04
Daily Average	3,333	$66.94

Forest Alaska Historical Financial Information

	Three Months Ended	Nine Months Ended
	September 30,	September 30,	Years Ended December 31,
	2006	2006	2005	2004 (1)
	($ in thousands, except per unit amounts)
Statement of Revenue and Direct Operating Expenses:
Oil revenues	$29,846	87,235	108,370	97,979
Natural gas revenues	3,077	10,588	8,064	—
Total net oil and gas revenues	32,923	97,823	116,434	97,979

Direct Operating Expenses:
Lease operating expenses	10,902	31,171	47,767	34,781
SG&A (2)	1,201	3,602	4,802	4,802
Transportation	2,168	6,516	7,554	8,754
Production and property taxes	546	1,647	1,405	2,855
Total direct operating expenses	14,817	42,936	61,528	51,192

Revenue in Excess of Direct Operating Expenses	$18,106	54,887	54,906	46,787

Summary Production Data:
Oil and condensate (Mbbls)	443	1,339	2,069	2,645
Natural gas (MMcf)	751	2,638	2,353	—
Total (MBOE)	568	1,779	2,461	2,645
Average daily production (MBOE/d)	6.176	6.515	6.743	7.227

Prices and Costs per Unit:
Weighted average realized oil price (Bbl)	$67.37	65.15	52.38	37.04
Weighted average realized natural gas price (Mcf)	4.10	4.01	3.43	—
Weighted average realized sales price ($/BOE)(3)	$57.95	55.00	47.31	37.04
Lease operating expenses	19.19	17.52	19.41	13.15
SG&A(2)	2.11	2.03	1.95	1.82
Transportation	3.82	3.66	3.07	3.31
Production and property taxes	0.96	0.93	0.57	1.08
Cash margin	$31.87	30.86	22.31	17.69

(1)    Excludes effects of hedging.

(2)             Pro forma based on expected management fee that Forest will charge to Forest Alaska.

(3)             Production weighted average price; assumes 6:1 oil-to-gas ratio.

Cautionary Statements

The SEC permits oil and gas companies, in their reports filed with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  Forest has used the term “probable” reserves and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit Forest from including in reports filed with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us.  Investors are urged to consider closely the disclosure in Forest’s Annual Report on Form 10-K for fiscal year ended December 31, 2005 as filed with the SEC.

The presentation materials include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, that address activities that Forest assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements.  These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events.  Forest cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas.  These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in Forest's 2005 Annual Report on Form 10-K for fiscal year ended December 31, 2005 as filed with the SEC.  Also, the financial results of Forest's foreign operations are subject to currency exchange rate risks.  Any of these factors could cause Forest's actual results and plans to differ materially from those in the forward-looking statements.

PV-10% is an estimated present value of future net revenues from proved reserves before income taxes.  PV-10% may be considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows.  Forest believes PV-10% to be an important measure for evaluating the relative significance of the natural gas and oil properties included in the Forest Alaska operations and that PV-10% is widely used by professional analysts and investors in evaluating oil and gas companies.  Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies.  Forest believes that most other companies in the oil and gas industry calculate PV-10% on the same basis. The management of Forest also uses PV-10% in evaluating acquisition candidates.

Forest undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in this Current Report is being furnished pursuant to this Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	November 14, 2006	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary